UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2023

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

32301 Woodward Avenue Royal Oak, Michigan (Address of principal executive offices)	48073 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2023, the Board of Directors of Agree Realty Corporation (the “Company”) appointed Nicole Witteveen, the Company’s current Executive Vice President, People and Culture, and Chief of Staff, to serve as the Company’s Chief Operating Officer, effective as of September 18, 2023 (the “Effective Date”). Mrs. Witteveen’s biographical information is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 31, 2023, and is incorporated herein by reference. There are no family relationships between Mrs. Witteveen and any director or executive officer of the Company or its subsidiaries. Mrs. Witteveen does not have a direct or indirect material interest in any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Also effective as of the Effective Date, on September 18, 2023, the Board of Directors of the Company appointed Craig Erlich, the Company’s current Chief Operating Officer, to serve as the Company’s Chief Growth Officer. Mr. Erlich’s biographical information is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 31, 2023, and is incorporated herein by reference. There are no family relationships between Mr. Erlich and any director or executive officer of the Company or its subsidiaries. Mr. Erlich does not have a direct or indirect material interest in any transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Peter Coughenour
Name: Peter Coughenour
Title: Chief Financial Officer and Secretary

Date: September 18, 2023